UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 9, 2007

                               1-900 JACKPOT, INC.

             (Exact name of registrant as specified in its charter)



        Nevada                          000-32247             98-0219399
-------------------------------     ----------------          ----------
(State  or  other  jurisdiction       (Commission           (IRS  Employer
      of  incorporation)             File  Number)        Identification  No.)



                 3838 RAYMERT DR., SUITE 3, LAS VEGAS, NV 89121
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 575-0050


(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instructions A.2.
below:)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Echange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

SECTION 1  -  REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.



SECTION 2  -  FINANCIAL INFORMATION


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


SECTION 3  -  SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable

SECTION 4  -  MATTERS RELATED TO ACCONTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


SECTION 5  -  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

1-900 Jackpot, Inc. has approved an official Code of Ethics effective February 9, 2007, a copy of which is attached hereto as Exhibit 99.1.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

Not Applicable.


SECTION 6  -  ASSET BACKED SECURITIES

ITEM 6.01 ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

Not Applicable.

ITEM 6.02 CHANGE OF SERVICER OR TRUSTEE.

Not Applicable.

ITEM 6.03 CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

Not Applicable.

ITEM 6.04 FAILURE TO MAKE A REQUIRED DISTRIBUTION.

Not Applicable.

ITEM 6.05 SECURITIES ACT UPDATING DISCLOSURE.

Not Applicable.


SECTION 7  -  REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.

Not Applicable.


SECTION 8  -  OTHER EVENTS


ITEM 8.01 OTHER EVENTS.

Not Applicable.


SECTION 9  -  FINANCIAL STATEMENTS AND EXHIBITS

A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

B) PRO FORMA FINANCIAL INFORMATION

C) SHELL COMPANY TRANSACTION

D) EXHIBITS

     EXHIBIT NO.                 DESCRIPTION

         99.1     Code of Ethics

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               1-900 JACKPOT, INC.
                                  (Registrant)




DATE: FEBRUARY 9, 2007       /S/ BRIAN FISHER
                              -------------------
                              BRIAN FISHER, PRESIDENT



                                              END OF FILING